UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 29, 2007

                   Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

    333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

          (414) 224-2616
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.

(e)	Amendment to Chief Executive Officer Employment Agreement

        On January 29, 2007, Journal Communications, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the current Employment Agreement by and between the Company and its Chief Executive Officer, Steven J. Smith, dated February 8, 2005 (the “Employment Agreement”). The Amendment provides a definitive term of the Employment Agreement, which will expire on April 10, 2016. However, if a change in control of the Company (as defined in the Employment Agreement) occurs within two years prior to the expiration of the term of the Employment Agreement, then the term of the Employment Agreement will be extended for a period of two years following the date of the change of control.

        The Amendment amends the severance payment and benefits for which Mr. Smith is eligible upon termination of his employment with the Company under certain circumstances. If Mr. Smith’s employment with the Company is terminated by reason of his death or disability, the Amendment provides that Mr. Smith is entitled to a pro rata target annual bonus for the year of termination. If Mr. Smith’s employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in the Employment Agreement), then the Amendment provides for severance payments and benefits that include a pro rata target annual bonus for the year of termination and a severance payment equal to three times his then-current annual salary and target annual bonus. In addition, if Mr. Smith is terminated by the Company without Cause or resigns for Good Reason, then all of Mr. Smith’s outstanding equity awards will vest as of the date of termination, and the Company will continue to provide him with group health coverage for a period of 36 months after such termination. Prior to the Amendment, Mr. Smith’s severance payment included up to three times his recent annual and long-term incentive awards (including the value of equity awards), but did not include a pro rata target annual bonus for the year of termination.

        The Amendment includes provisions regarding the impact of a change in control of the Company that were not previously in the Employment Agreement. If a change in control of the Company occurs, the Amendment guarantees that, for the two years following the change in control, Mr. Smith’s target annual bonus opportunity will be no less than it was for the last full fiscal year prior to the change in control. The Amendment also provides that in the event of a change in control transaction (other than a management-led buy-out or similar transaction in which Mr. Smith or a group of which he is a member participates as an acquiror), Mr. Smith may terminate his employment for any reason during the 30-day period immediately following the six-month anniversary of the change in control and receive the severance benefits provided by the Employment Agreement as if he had terminated for Good Reason, as described above.

        The Amendment provides that if any payments or benefits would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then the payments will be limited to the maximum amount that could be paid without triggering the excise tax.

        A copy of the Amendment is filed herewith as Exhibit 10.1.

(e)	Change in Control Agreements with Other Executive Officers

        On January 29, 2007, Company entered into Change in Control Agreements (the “Change in Control Agreements”) with Douglas G. Kiel, President; Elizabeth Brenner, Executive Vice President; Paul M. Bonaiuto, Executive Vice President and Chief Financial Officer; and Mary Hill Leahy, Senior Vice President, Chief Compliance Officer and General Counsel (each, an “Executive”). The Change in Control Agreements provide severance payments and benefits to the Executive if his or her employment is terminated without Cause or the executive resigns for Good Reason (as such terms are defined in the Change in Control Agreements) within two years after a change in control of the Company.

        The severance payments and benefits to be paid to the Executives under the terms of the Change in Control Agreements include a pro rata target annual bonus for the year of termination and a severance payment equal to a multiple (2x in the case of Mr. Kiel and Ms. Brenner, and 1.5x in the case of Mr. Bonaiuto and Ms. Leahy) of the Executive’s then-current annual base salary and target annual bonus. In addition, all of the Executive’s outstanding equity awards will vest as of the date of termination, and the Company will continue to provide the Executive with group health coverage for a period of time after his or her termination (24 months in the case of Mr. Kiel and Ms. Brenner, and 18 months in the case of Mr. Bonaiuto and Ms. Leahy) except that the Company’s obligation to provide health coverage will end if the Executive becomes employed by another employer (including self-employment) that provides the Executive with group health benefits.

        The Change in Control Agreements provide that if any payments by the Company or benefits would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then the aggregate present value of the payments will be reduced to the maximum amount that could be paid without triggering the excise tax.

        Each of the Change in Control Agreements contains confidentiality and employee nonsolicitation covenants that apply during the Executive’s employment with the Company and for a certain period of time after his or her termination of employment (24 months in the case of Mr. Kiel and Ms. Brenner, and 18 months in the case of Mr. Bonaiuto and Ms. Leahy). Mr. Kiel’s and Ms. Brenner’s Change in Control Agreements also contain a noncompetition covenant that applies for 24 months after termination of employment with the Company following a change in control, unless the Executive timely waives the severance benefits provided by the Change in Control Agreement.

        Copies of the Change in Control Agreements are filed herewith as Exhibits 10.2, 10.3, 10.4 and 10.5.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Amendment, effective as of January 29, 2007, to Employment Agreement between Journal Communications, Inc. and Steven J. Smith, dated February 8, 2005.

(10.2)	Change in Control Agreement, effective as of January 29, 2007, between Journal Communications, Inc. and Douglas G. Kiel.

(10.3)	Change in Control Agreement, effective as of January 29, 2007, between Journal Communications, Inc. and Elizabeth Brenner.

(10.4)	Change in Control Agreement, effective as of January 29, 2007, between Journal Communications, Inc. and Paul M. Bonaiuto.

(10.5)	Change in Control Agreement, effective as of January 29, 2007, between Journal Communications, Inc. and Mary Hill Leahy.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: January 30, 2007	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel and
Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated January 29, 2007

Exhibit No.

(10.1)	Amendment, effective as of January 29, 2007, to Employment Agreement between Journal Communications, Inc. and Steven J. Smith, dated February 8, 2005.

(10.2)	Change in Control Agreement, effective as of January 29, 2007, between Journal Communications, Inc. and Douglas G. Kiel.

(10.3)	Change in Control Agreement, effective as of January 29, 2007, between Journal Communications, Inc. and Elizabeth Brenner.

(10.4)	Change in Control Agreement, effective as of January 29, 2007, between Journal Communications, Inc. and Paul M. Bonaiuto.

(10.5)	Change in Control Agreement, effective as of January 29, 2007, between Journal Communications, Inc. and Mary Hill Leahy.